UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2017

IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-8644	35-1575582
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Monument Circle, Indianapolis, Indiana		46204
(Address of principal executive offices)		(Zip Code)
317-261-8261
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On February 20, 2017, IPALCO Enterprises, Inc. (the “Company”), part of the United States Strategic Business Unit of The AES Corporation (the “US SBU”), announced that on that date Michael S. Mizell, a named executive officer of the Company as disclosed in the Company’s Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, was transferring his duties and responsibilities as the Midwest Market Business Leader of the US SBU and would no longer be serving in that role. Mr. Mizell continues to serve as a member of the Board of Directors of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPALCO ENTERPRISES, INC.

Date: February 24, 2017	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

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